LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

HOME OFFICE LOCATION:                              ADMINISTRATIVE OFFICE:
1300 SOUTH CLINTON STREET                          LINCOLN CORPORATE SPECIALTY
P.O. BOX 1110                                      MARKETS
FORT WAYNE, INDIANA 46802                          350 CHURCH STREET -- MSM1
(800) 454-6265                                     HARTFORD, CT 06103-1106
                                                   (877) 533-0117

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               A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
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    This prospectus describes Lincoln Corporate Variable 4, a flexible premium variable life insurance contract (the "policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life", " the Company", "we", "us", "our"). The policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the policy being offered.

    You, the owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account S ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund. The policy features the ELITE SERIES of funds (the "funds"), offered through the following fund families. Comprehensive information on the funds offered may be found in the funds prospectus which is furnished with this prospectus.

                - AIM VARIABLE INSURANCE FUNDS

                - ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

                - AMERICAN CENTURY VARIABLE PRODUCTS GROUP, INC.

                - AMERICAN FUNDS INSURANCE SERIES

                - BARON CAPITAL FUNDS TRUST

                - DELAWARE VIP TRUST

                - FIDELITY VARIABLE INSURANCE PRODUCTS

                - FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                - JANUS ASPEN SERIES

                - LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

                - MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST

                - NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

                - PUTNAM VARIABLE TRUST

                - SCUDDER INVESTMENT VIT FUNDS

    Additional information on Lincoln Life, the Separate Account and this policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.

TO BE VALID, THIS PROSPECTUS MUST HAVE THE CURRENT FUNDS' PROSPECTUSES WITH IT. KEEP ALL PROSPECTUSES FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

THIS POLICY MAY NOT BE AVAILABLE IN ALL STATES, AND THIS PROSPECTUS ONLY OFFERS THE POLICY FOR SALE IN JURISDICTIONS WHERE SUCH OFFER AND SALE ARE LAWFUL.


                         PROSPECTUS DATED: JULY 2, 2003

                               TABLE OF CONTENTS

CONTENTS                                  PAGE
--------                                  ----
POLICY SUMMARY........................       3
  Benefits of Your Policy.............       3
  Risks of Your Policy................       3
  Charges and Fees....................       4
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
 THE GENERAL ACCOUNT..................       6
  Funds...............................       7
  Fund Withdrawal and Substitution....      12
  Voting Rights.......................      13
POLICY CHARGES AND FEES...............      13
  Premium Load; Net Premium Payment...      14
  Surrender Charges...................      14
  Partial Surrender Fee...............      14
  Fund Transfer Fee...................      15
  Mortality and Expense Risk Charge...      15
  Cost of Insurance Charge............      15
  Administrative Fee..................      15
  Policy Loan Interest................      16
  Rider Charges.......................      16
  Case Exceptions.....................      16
YOUR INSURANCE POLICY.................      16
  Application.........................      17
  Owner...............................      18
  Right to Examine Period.............      18
  Initial Specified Amount............      19
  Transfers...........................      19
  Limits in Frequent Transfers........      19
  Automatic Rebalancing...............      20
  Riders..............................      20
  Continuation of Coverage............      22
  Paid-Up Nonforfeiture Option........      22

CONTENTS                                  PAGE
--------                                  ----
  Coverage Beyond Maturity............      22
  Termination of Coverage.............      22
  State Regulation....................      23
PREMIUMS..............................      23
  Allocation of Net Premium Payment...      23
  Planned Premiums; Additional
   Premiums...........................      23
  Life Insurance Qualification........      24
  Policy Values.......................      24
DEATH BENEFITS........................      26
  Death Benefit Options...............      26
  Changes to Initial Specified Amount
   and Death Benefit Options..........      26
  Death Benefit Proceeds..............      27
POLICY SURRENDERS.....................      27
  Partial Surrender...................      28
POLICY LOANS..........................      28
LAPSE AND REINSTATEMENT...............      29
  Reinstatement of a Lapsed Policy....      30
TAX ISSUES............................      30
  Taxation of Life Insurance Contracts
   in General.........................      30
  Policies Which Are MECs.............      31
  Policies Which Are Not MECs.........      32
  Other Considerations................      32
  Fair Value of Your Policy...........      33
  Tax Status of Lincoln Life..........      34
RESTRICTIONS ON FINANCIAL
 TRANSACTIONS.........................      34
LEGAL PROCEEDINGS.....................      34
FINANCIAL STATEMENTS..................      34
CONTENTS OF THE STATEMENT OF
 ADDITIONAL INFORMATION...............      35

POLICY SUMMARY

                    BENEFITS OF YOUR POLICY

                    DEATH BENEFIT PROTECTION. The policy this prospectus describes is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance.

                    TAX DEFERRED ACCUMULATION. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the policy currently generates no taxable gain or loss. Any investment income and realized capital gains within a Sub-Account or interest from the Fixed Account are automatically reinvested without being taxed to the policy owner.

                    ACCESS TO YOUR POLICY VALUES. Variable life insurance offers access to policy values. You may borrow against your policy or surrender all or a portion of your policy. Your policy can support a variety of personal and business financial planning needs.

                    FLEXIBILITY. The policy is a flexible premium variable life insurance policy in which flexible premium payments are permitted. You may select death benefit options, lapse protection coverage, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy. With the wide variety of investment options available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. You should refer to each fund prospectus for comprehensive information on each fund. You may also use the Fixed Account to fund your policy.

                    RISKS OF YOUR POLICY

                    FLUCTUATING INVESTMENT PERFORMANCE. A Sub-Account is not guaranteed and will increase and decrease in value according to investment performance. Policy values in the Sub-Accounts are not guaranteed. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in each fund's prospectus. You should review these prospectuses before making your investment decision.

                    UNSUITABLE FOR SHORT-TERM INVESTMENT. This policy is intended for long-term financial planning, and is unsuitable for short term goals. Your policy is not designed to serve as a vehicle for frequent trading.

                    POLICY LAPSE. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results are less favorable than anticipated.

                    DECREASING DEATH BENEFIT. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy's death benefit.

                    ADVERSE CONSEQUENCES OF PARTIAL SURRENDER. Partial surrenders may reduce the policy value and death benefit.

                    ADVERSE TAX CONSEQUENCES. You should always consult a tax adviser about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.

                    CHARGES AND FEES

                    This section describes the fees and expenses that you will pay when buying, owning and surrendering your policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.

Table I describes the fees and expenses that you will pay at the time you purchase your policy, surrender your policy, or transfer invested amounts between Sub-Accounts.

                                   TABLE I: TRANSACTION FEES
                                  WHEN CHARGE                           AMOUNT
         CHARGE                   IS DEDUCTED                          DEDUCTED
Maximum sales charge      When you pay a premium.      Guaranteed not to exceed 12.0%(1) of the
imposed on premiums                                    portion of the premium paid up to Target
(load)                                                 Premium, and 5% of the portion of premium
                                                       paid greater than Target Premium in the
                                                       first policy year.
Premium Tax               When you pay a premium.      A maximum of 5% of each premium
                                                       payment.(2)
Surrender Charge          Upon full surrender of your  There is no charge for surrendering your
                          policy.                      policy.
Partial Surrender Fee     When you take a partial      There is no charge for a partial
                          surrender of your policy.    surrender.
Fund Transfer Fee         Applied to any transfer      Guaranteed not to exceed $25.
                          request in excess of 12
                          made during any policy
                          year.

(1) 9.0% in policy years 2-5 and 5.0% in policy years 6 and beyond.

(2) Charges range from 0.0% to 5.0%, depending on the state of issue.

Table II describes the fees and expenses that you will pay periodically during the time that you own your policy, not including the fund operating expenses shown in Table III.

                 TABLE II: PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
                                  WHEN CHARGE                           AMOUNT
         CHARGE                   IS DEDUCTED                          DEDUCTED
Cost of Insurance *       Monthly
  Minimum and Maximum                                  The monthly cost of insurance rates for
  Charge                                               standard issue individuals ranges from a
                                                       guaranteed minimum of $.00 per $1,000 per
                                                       month to a guaranteed maximum of $83.33
                                                       per $1,000 per month of net amount at
                                                       risk. Individuals considered to be
                                                       substandard risks can be charged from
                                                       125% to 800% of the standard rate.
  Charge for a                                         For a male or female, age 45, nonsmoker,
  Representative Insured                               the guaranteed maximum monthly cost of
                                                       insurance rate is $.38 per $1,000 of net
                                                       amount at risk.
Mortality and Expense     Daily (at the end of each    A daily charge as a percentage of the
Risk Charge ("M&E")       Valuation Day)               value of the Separate Account. Guaranteed
                                                       never to exceed 0.80%.
Administrative Fee        Monthly                      $10 per month.(3)
Policy Loan Interest      Annually                     The annual rate charged against the loan
                                                       balance is guaranteed not to exceed 4.25%
                                                       in any policy year.

(3) Currently $6 per month in all policy years, guaranteed not to exceed $10 per month, based on specific criteria of your policy.

                 TABLE II: PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
                                  WHEN CHARGE                           AMOUNT
         CHARGE                   IS DEDUCTED                          DEDUCTED
Rider Charges                                          Individualized based on optional Rider(s)
                                                       selected.
Term Insurance Rider*     Monthly

  Minimum and Maximum                                  The monthly cost of insurance rates for
  Charge                                               standard issue individuals ranges from a
                                                       guaranteed minimum of $0.00 per $1,000
                                                       per month to a guaranteed maximum of
                                                       $83.33 per $1,000 per month of net amount
                                                       at risk.
                                                       Individuals with higher mortality risk
                                                       than standard issue individuals can be
                                                       charged from 125% to 800% of the standard
                                                       rate.
  Charge for a                                         For a male or female, age 45, nonsmoker,
  Representative Insured                               the guaranteed maximum monthly cost of
                                                       insurance rate is $.38 per $1,000 of net
                                                       amount at risk.
Surrender Benefit         N/A                          There is no charge for this rider.
Enhancement Rider
Change of Insured Rider   N/A                          There is no charge for this rider.

* These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial advisor.

Table III shows the annual fund fees and expenses that are deducted daily from your Sub-Account values, on a pro rata basis. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time that you own your policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.

    TABLE III: TOTAL ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                       EXPENSE                                MINIMUM                 MAXIMUM
Total management fees, distribution and/or service             0.32%                  1.42%(4)
(12b-1) fees, and other expenses.

(4) Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 0.27%. These waivers and reductions generally extend through April 30, 2004 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT

                    The Lincoln National Life Insurance Company (Lincoln Life) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

                    Lincoln Life Flexible Premium Variable Life Account S (Separate Account) is a separate account of the Company which was established on November 2, 1998. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "separate account." Any changes in the investment policy of the Separate Account must be approved by the Indiana Insurance Department.

                    Your policy may also be funded in whole or in part through the Fixed Account. In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account.

                    FUNDS

                    The variable investment options in the policy are Sub-Accounts of the Separate Account. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate fund. You do not invest directly in these funds. The investment performance of each Sub-Account will reflect the investment performance of the appropriate fund.

                    A given fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

                    Several of the funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.

                    There is no assurance that the investment objective of any of the funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each fund's prospectus carefully before making investment choices.

                    Additional funds may be made available as underlying investments. The right to select among funds will be limited by the terms and conditions imposed by the Company.

                    The funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each fund, its objectives and past performance may be found in each fund prospectus.

                    AIM VARIABLE INSURANCE FUNDS, advised by A I M
                    Advisors, Inc.

                        AIM V. I. GROWTH FUND (SERIES I SHARES): Seeks growth of capital.

                        AIM V. I. INTERNATIONAL GROWTH FUND (SERIES I SHARES):
                        Seeks to provide long-term growth of capital.

                        AIM V. I. PREMIER EQUITY FUND (SERIES I SHARES): Seeks to achieve long-term growth of capital. Income is a secondary objective.

                    ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC., advised by Alliance Capital Management, L.P.

                        ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO
                        (CLASS A): Seeks reasonable current income and reasonable appreciation through investments primarily in dividend-paying common stocks of good quality. The portfolio may also invest in fixed-income securities and convertible securities.

                        ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO (CLASS A):
                        Seeks long-term growth of capital by pursuing aggressive investment policies. The portfolio invests predominantly in the equity securities of a limited number of large, carefully selected high-quality U.S. companies that are judged likely to achieve superior earnings growth.

                        ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO (CLASS A):
                        Seeks long-term growth of capital. The portfolio invests primarily in a diversified portfolio of equity securities of companies with relatively small market capitalizations. Under normal circumstances, the portfolio will invest at least 65% of its total assets in these types of securities. The portfolio's investment policies emphasize investment in companies that are determined to be undervalued, using a fundamental value approach.

                        ALLIANCEBERNSTEIN TECHNOLOGY PORTFOLIO (CLASS A): Seeks to emphasize growth of capital and invests for capital appreciation. Current income is only an incidental consideration. The portfolio may seek income by writing listed call options. The portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes).

                    AMERICAN CENTURY VARIABLE PRODUCTS GROUP, INC., advised by American Century Investment Management, Inc.

                        INCOME AND GROWTH FUND: Seeks capital growth by investing in common stocks. Income is a secondary objective.

                        INTERNATIONAL FUND: Seeks capital growth, by investing primarily in an internationally diversified portfolio of common stocks that are considered by management to have prospects for appreciation. The fund will invest primarily in securities of issuers located in developed markets (excluding the United States).

                    AMERICAN FUNDS INSURANCE SERIES, advised by Capital Research and Management Company

                        GLOBAL SMALL CAPITALIZATION FUND (CLASS 2): The fund seeks to make your investment grow over time by investing primarily in stocks of smaller companies located around the world that typically have market capitalization of $50 million to $1.5 billion. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

                        GROWTH FUND (CLASS 2): The fund seeks to make your investment grow over time by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

                        GROWTH-INCOME FUND (CLASS 2): The fund seeks to make your investment grow and provide you with income over time by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The fund is designed for investors seeking both capital appreciation and income.

                        HIGH-INCOME BOND FUND (CLASS 2): The fund seeks to provide you with a high level of current income and secondarily capital appreciation by investing primarily in lower quality debt securities (rated Ba or BB or lower by Moody's Investors Services, Inc. or Standard & Poor's Corporation), including those of non-U.S. issuers. The fund may also invest in equity securities, and securities that have both equity and debt characteristics, that provide an opportunity for capital appreciation.

                        INTERNATIONAL FUND (CLASS 2): The fund seeks to make your investment grow over time by investing primarily in common stocks of companies located outside the United States. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

                        U.S. GOVERNMENT/AAA RATED SECURITIES FUND (CLASS 2): The fund seeks to provide you with a high level of current income, as well as preserve your investment. The fund invests primarily in securities that are guaranteed by the "full faith and credit" pledge of the U.S. Government or securities that are rated AAA or Aaa by Moody's Investors Services, Inc. or Standard & Poor's Corporation or unrated by determined to be of equivalent quality.

                    BARON CAPITAL FUNDS TRUST, advised by BAMCO, Inc.

                        BARON CAPITAL ASSET FUND (INSURANCE SHARES): The investment objective is to purchase stocks, judged by the advisor, to have the potential of increasing their value at least 50% over two subsequent years, although that goal may not be achieved.

                    DELAWARE VIP TRUST, advised by Delaware Management Company

                        HIGH YIELD SERIES (STANDARD CLASS): Seeks total return and, as a secondary objective, high current income. Under normal circumstances, the Series will invest at least 80% of its net assets in fixed income securities rated at the time of purchase BB or lower by S&P or similarly rated by another NRSRO or, if unrated, judged to be of comparable quality.

                        LARGE CAP VALUE SERIES (STANDARD CLASS): Seeks capital appreciation with current income as a secondary objective. Under normal circumstances, at least 80% of the Series' net assets will be in investments of large cap companies. Management considers buying a stock when they believe it is undervalued and has the potential to increase in price as the market realizes its true value.

                        REIT SERIES (STANDARD CLASS): Seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. Under normal circumstances, the Series will invest at least 80% of its net assets in investments of real estate investment trusts (REITs).

                        SMALL CAP VALUE SERIES (STANDARD CLASS): Seeks capital appreciation by investing primarily in stocks of companies whose market values appear low relative to underlying value or future earning potential. Under normal circumstances, at least 80% of the Series' net assets will be in investments of small cap companies.

                        TREND SERIES (STANDARD CLASS): Seeks long-term capital appreciation by investing primarily in stocks of small growth oriented or emerging companies that, in the management team's view, are responsive to changes within the marketplace and have the fundamental characteristics to support continued growth.

                        U.S. GROWTH SERIES (STANDARD CLASS): Seeks to maximize capital appreciation. Under normal circumstances, at least 80% of the Series' net assets will be in U.S. investments. Investment management looks for stocks with low dividend yields, strong balance sheets, and high expected earnings growth rates as compared to other companies in the same industry.

                    FIDELITY VARIABLE INSURANCE PRODUCTS, advised by Fidelity Management & Research Company

                        ASSET MANAGER PORTFOLIO (SERVICE CLASS): Seeks to obtain high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and money market instruments.

                        CONTRAFUND PORTFOLIO (SERVICE CLASS): Seeks long-term capital appreciation.

                        EQUITY-INCOME PORTFOLIO (SERVICE CLASS): Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard and Poor's 500 Index (S&P 500-Registered Trademark-)

                        GROWTH PORTFOLIO (SERVICE CLASS): Seeks to achieve capital appreciation.

                        OVERSEAS PORTFOLIO (SERVICE CLASS): Seeks long-term growth of capital.

                    FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST, advised by Franklin Advisers, Inc. for the Franklin Small Cap Fund, and by Templeton Global Advisors Limited for the Templeton Growth Securities Fund

                        FRANKLIN SMALL CAP FUND (CLASS 1): Seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization companies. For this Fund, small cap companies are those with market capitalization values not exceeding
                        (1) $1.5 billion, or (2) the highest market capitalization value in the Russell
                        2000-Registered Trademark- Index, whichever is greater, at the time of purchase.

                        TEMPLETON GROWTH SECURITIES FUND (CLASS 1): Seeks long-term capital growth. The Fund normally invests mainly in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

                    JANUS ASPEN SERIES, advised by Janus Capital Management LLC

                        BALANCED PORTFOLIO (SERVICE SHARES): Seeks long-term capital growth, consistent with the preservation of capital and balanced by current income. The Portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income securities.

                        FLEXIBLE INCOME PORTFOLIO (SERVICE SHARES): Seeks to obtain maximum total return, consistent with preservation of capital.

                        MID CAP GROWTH PORTFOLIO (SERVICE SHARES)(FORMERLY AGGRESSIVE GROWTH PORTFOLIO): Seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, in the 12-month average of the capitalization range of the Russell Midcap Growth Index.

                        WORLDWIDE GROWTH PORTFOLIO (SERVICE SHARES): Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

                    LINCOLN VARIABLE INSURANCE PRODUCTS TRUST, advised by Delaware Management Company, with Delaware International Advisers, Ltd. subadvising the International Fund, Janus Capital Management LLC subadvising the Capital Appreciation Fund, and Putnam Investment Management, L.L.C. subadvising the Aggressive Growth Fund and the Global Asset Allocation Fund.

                        AGGRESSIVE GROWTH FUND (STANDARD CLASS): Seeks to maximize capital appreciation. The fund invests in a diversified group of domestic stocks primarily of small and medium size companies.

                        BOND FUND (STANDARD CLASS): Seeks maximum current income consistent with prudent investment strategy. The fund invests in a diverse group of domestic fixed income securities including high-quality investment-grade corporate bonds, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed securities.

                        CAPITAL APPRECIATION FUND (STANDARD CLASS): Seeks long-term growth of capital in a manner consistent with preservation of capital. The fund primarily invests in stocks of large and medium-sized U.S. companies. Under normal conditions, the fund will invest a minimum of 65% of its total assets in stocks and may also buy some money market securities and bonds, including junk bonds.

                        GLOBAL ASSET ALLOCATION FUND (STANDARD CLASS): Seeks long-term return consistent with preservation of capital. The fund allocates its assets among several categories of equity, fixed-income and money market securities of U.S. and foreign issuers.

                        INTERNATIONAL FUND (STANDARD CLASS): Seeks long-term capital appreciation. The fund trades in securities issued outside the United States -- mostly stocks, with an occasional bond or money market security.

                        MONEY MARKET FUND (STANDARD CLASS): Seeks maximum current income consistent with the preservation of capital by investing in money market securities that provide the most attractive yields. The fund invests in high quality short-term obligations issued by U.S. corporations; the U.S. Government; and federally chartered banks and U.S. branches of foreign banks.

                        SOCIAL AWARENESS FUND (STANDARD CLASS): Seeks long-term capital appreciation. The fund buys stocks of large and medium sized companies which adhere to certain specific social criteria.

                    MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST, advised by Massachusetts Financial Services Company

                        CAPITAL OPPORTUNITIES SERIES (INITIAL CLASS): Seeks capital appreciation.

                        EMERGING GROWTH SERIES (INITIAL CLASS): Seeks to provide long-term growth of capital.

                        TOTAL RETURN SERIES (INITIAL CLASS): Seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondary to provide a reasonable opportunity for growth of capital and income.

                        UTILITIES SERIES (INITIAL CLASS): Seeks capital growth and current income (income above that available from a portfolio invested entirely in equities securities).

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST, advised by Neuberger Berman Management Inc., and subadvised by Neuberger Berman, LLC

                        MID-CAP GROWTH PORTFOLIO: Seeks growth of capital by investing primarily in common stocks of mid-capitalization companies, using a growth-oriented investment approach.

                        REGENCY PORTFOLIO: Seeks growth of capital by investing mainly in common stocks of mid-capitalization companies. The Portfolio seeks to reduce risk by diversifying among different companies and industries.

                    PUTNAM VARIABLE TRUST, advised by Putnam Investment Management, L.L.C.

                        GROWTH & INCOME FUND (CLASS IB): Seeks capital growth and current income by investing mainly in common stocks of U.S. companies with a focus on value stocks that offer the potential for capital growth, current income or both.

                        HEALTH SCIENCES FUND (CLASS IB): Seeks capital appreciation by investing mainly in common stocks of companies in the health sciences industries with a focus on growth stocks.

                    SCUDDER INVESTMENT VIT FUNDS, advised by Deutsche Asset Management, Inc. and subadvised by Northern Trust Investments, Inc.

                        EAFE-REGISTERED TRADEMARK- EQUITY INDEX FUND (CLASS A):
                        The fund seeks to replicate as closely as possible, before the deduction of expenses, the total return of the Morgan Stanley Capital International (MSCI) EAFE-Registered Trademark- Index
                        (EAFE-Registered Trademark- Index) which emphasizes stocks of companies in major markets in Europe, Australasia and the Far East.

                        EQUITY 500 INDEX FUND (CLASS A): The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), which emphasizes stocks of large US companies.

                        SMALL CAP INDEX FUND (CLASS A): The fund seeks to replicate , as closely as possible, before the deduction of expenses, the performance of the Russell 2000 Small Stock Index (the Russell 2000 Index), which emphasizes stocks of small U.S. companies.

                    FUND WITHDRAWAL AND SUBSTITUTION

                    Lincoln Life may withdraw funds and substitute shares of other funds if:
                    1) the shares of any fund should no longer be available for investment by the Separate Account; or
                    2) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

                    We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your policy as required to reflect any withdrawal or substitutions. Substitute funds may have higher charges than the funds being replaced.

                    VOTING RIGHTS

                    The funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares of our Sub-Account invested in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

                    We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners.

POLICY CHARGES AND FEES

                    Policy charges and fees compensate us for providing your insurance benefit, administering your policy, assuming risks associated with your policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.

                    The current charges for premium load and mortality and expense risk vary by specific criteria of your policy. These criteria include:

                - the initial policy premium, and the total premiums expected to be paid,

                - total assets under management with the Company,

                - the purpose for which the policies are being purchased,

                - the level of plan administration services required.

                    Differences in charges will not be unfairly discriminatory to any owners. Specific charges are shown on the policy specifications page.

                    In addition to policy charges, the investment adviser for each of the funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment adviser, and other expenses incurred by the funds (including 12b-1 fees for Class 2 shares and other expenses). Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses is contained in each fund's prospectus.

                    The monthly deductions, including the cost of insurance charges, are deducted proportionately from the value of each of the Sub-Accounts and the Fixed Account, unless you instruct us otherwise. The monthly deductions are made on the "monthly deduction day," the date of issue and the same day of each month thereafter. If the day that would otherwise be a monthly deduction day is non-existent for that month, or is not a valuation day, then the monthly deduction day is the next valuation day.

                    If the value is insufficient to cover the current monthly deduction, you have a 61-day grace period to make a payment sufficient to cover that deduction.

                    PREMIUM LOAD; NET PREMIUM PAYMENT

                    We deduct a percentage from each premium payment. This amount, referred to as "premium load," covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. The premium payment, net of the premium load, is called the "net premium payment." Target premium is based on the maximum annual premium allowed under the Internal Revenue Code for a policy which is not a modified endowment contract, providing a death benefit equal to the specified amount and paying seven level, annual premiums. See the Tax Issues section later in this prospectus. The target premium is shown in the policy specifications.

                    The current premium load ranges are:

                    PORTION OF PREMIUM    PORTION OF PREMIUM
                    PAID UP TO TARGET     PAID GREATER THAN
 POLICY YEAR(S)          PREMIUM            TARGET PREMIUM
----------------    ------------------    ------------------

1                     3.5% - 9.0%           0.5% - 2.5%
2                     3.0% - 8.0%           0.5% - 2.5%
3                     2.5% - 8.0%           0.5% - 2.5%
4                     2.0% - 6.0%           0.5% - 2.5%
5                     2.0% - 4.0%           0.5% - 2.5%
6                     2.0% - 2.5%           0.5% - 2.5%
7                     2.0% - 2.5%           0.5% - 2.5%
8+                    1.0% - 2.5%           0.5% - 2.5%

                    The premium load is guaranteed to be no higher than the amounts shown in the following table:

               PORTION OF PREMIUM    PORTION OF PREMIUM
  POLICY       PAID UP TO TARGET     PAID GREATER THAN
  YEAR(S)           PREMIUM            TARGET PREMIUM
-----------    ------------------    ------------------
1                     12.0%                 5.0%
2-5                    9.0                  5.0
6 and after            5.0                  5.0

                    For the purpose of calculating current and maximum premium loads, an increase in specified amount is treated as a newly issued policy.

                    In addition, we deduct an explicit premium tax charge from premium payments equal to state and municipal premium taxes. The tax ranges from 0% to 5% depending upon the state of issue.

                    SURRENDER CHARGES

                    There are no surrender charges for your policy.

                    PARTIAL SURRENDER FEE

                    There is no surrender charge or administrative fee imposed on partial surrenders.

                    FUND TRANSFER FEE

                    The Company reserves the right to charge $25 for each transfer after the twelfth transfer per year.

                    MORTALITY AND EXPENSE RISK CHARGE

                    We assess a daily mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated.

                    Current mortality and expense risk charges, on an annualized basis, are within the ranges below, based on the level of average annual planned premium:

                                            ANNUALIZED MORTALITY AND
                            POLICY YEARS      EXPENSE RISK CHARGE
                            ------------    ------------------------

                            1-10               0.10% - 0.70%
                            11-20              0.10% - 0.35%
                            21 and after       0.10% - 0.35%

                    The Company reserves the right to increase the mortality and expense risk charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.80%.

                    COST OF INSURANCE CHARGE

                    A significant cost of variable life insurance is the "cost of insurance" charge. This charge is the portion of the monthly deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes).

                    The cost of insurance charge depends on the policy duration, the age and underwriting category of the insured, and the current net amount at risk. The net amount at risk is the death benefit minus the policy value and it may vary with investment performance, premium payment patterns, and charges. The rate on which the monthly deduction for the cost of insurance is based will generally increase each policy year as the insured ages. Cost of insurance rates are generally lower for healthy individuals.

                    The cost of insurance is determined monthly. The cost is calculated by subtracting the policy value from the death benefit, and multiplying the result (the "net amount at risk") by the applicable cost of insurance rate as determined by the Company.

                    The current cost of insurance charge may be less than the guaranteed cost of insurance charge, but it will never exceed the maximum cost of insurance charge. A schedule of guaranteed maximum cost of insurance rates is part of your policy.

                    ADMINISTRATIVE FEE

                    The monthly administrative fee as of the date of issue is $6.00 per month in all policy years. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters. The Company may change this fee after the first policy year based on its expectations of future expenses, but is guaranteed not to exceed $10.00 per month.

                    POLICY LOAN INTEREST

                    If you borrow against your policy, interest will accrue on the loan balance. The interest rate is determined by the Company and will be a rate no greater than 4.25% in any policy year.

                    We will notify you of the current policy loan interest rate for this policy at the time a policy loan is taken. If the policy has a loan balance, we will notify you of any change in the interest rate before the new rate becomes effective.

                    RIDER CHARGES

                    Term Insurance Rider. There are monthly cost of insurance charges for this rider, based on the policy duration, and the age and underwriting category of the insured.

                    CASE EXCEPTIONS

                    We reserve the right to reduce premium loads or any other charges on certain multiple life sales ("cases") where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including:

                - the number of lives to be insured,

                - the total premiums expected to be paid,

                - total assets under management with the Company,

                - the nature of the relationship among the insured individuals,

                - the purpose for which the policies are being purchased,

                - expected persistency of the individual policies, and

                - any other circumstances which we believe to be relevant to the expected reduction of our expenses.

                    Some of these reductions may be guaranteed but we may withdraw or modify others on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any owners.

YOUR INSURANCE POLICY

                    Your policy is a life insurance contract that provides for a death benefit payable on the death of the insured. The policy and the application constitute the entire contract between you and Lincoln Life.

                    We may add, change or eliminate any funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. We may substitute a new fund for one that is no longer available for investment, or is no longer suitable for the policy. We will obtain any required approvals from policy owners, the SEC, and state insurance regulators before substituting any funds.

                    We may choose to add or remove Sub-Accounts as investment options under the policies, based on marketing needs or investment conditions. If we change any Sub-Accounts or substitute any funds, we will make appropriate endorsements to the policies.

                    If we obtain appropriate approvals from policy owners and securities regulators, we may:

                - change the investment objective of the Separate Account

                - operate the Separate Account as a management investment
                  company, unit investment trust, or any other form permitted under applicable securities laws

                - deregister the Separate Account

                - combine the Separate Account with another separate account

                    We will notify you of any change that is made.

                    The policy includes policy specifications pages, with supporting schedules. These pages and schedules provide important information about your policy such as: the identity of the insured and owner; date of issue; the initial specified amount; the death benefit option selected; name of the insured; issue age; named beneficiary; initial premium payment; surrender charges; expense charges and fees; and guaranteed maximum cost of insurance rates.

                    When your policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

                    The policy is nonparticipating. This means that no dividends are payable to you. In addition, your policy does not share in the profits or surplus earnings of the Company.

                    Before purchasing the policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insured will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

                    The date of issue is the date on which we begin life insurance coverage. This is the date from which policy years, policy anniversary and age are determined.

                    Once your policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

                    We allow electronic transactions when you provide us authorization to do so. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.

                    Any electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.

                    APPLICATION

                    If you decide to purchase a policy, you must first complete an application. A completed application identifies the proposed insured and provides sufficient information to permit us to begin underwriting risks in the policy. We may require a medical history and examination of the proposed insured. Based on our review of medical information about the proposed insured, if required, we may decline to provide insurance, or we may place the proposed insured in a special underwriting category. The monthly cost of insurance charge deducted from the policy value after issue varies depending on the underwriting category and age of the insured.

                    A policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the insured is at least age 18 and at most age 85. Age will be determined by the nearest birthday of the insured.

                    OWNER

                    The owner on the date of issue is designated in the policy specifications. You, as owner, will make the following choices:

                    1) initial death benefit amount and death benefit option;
                    2) either of two life insurance qualification methods;
                    3) the amount and frequency of premium payments; and
                    4) the amount of net premium payment to be placed in the
                       selected Sub-Accounts or the Fixed Account.

                    You are entitled to exercise rights and privileges of your policy as long as the insured is living and before the maturity date. These rights generally include the power to select the beneficiary, request policy loans, make partial surrenders, surrender the policy entirely, name a new owner, and assign the policy. You must inform us of any change in writing. We will record change of owner and beneficiary forms to be effective as of the date you sign them.

                    RIGHT-TO-EXAMINE PERIOD

                    You may return your policy to us for cancellation within 10 days after you receive it (or a greater number of days if required by your state). This is called the right-to-examine period. If the policy is returned for cancellation within the right-to-examine period, depending on the state of issue of your policy, we will refund to you either all premium payments, or the policy value, plus any charges and fees. If a premium payment was made by check, there may be a delay until the check clears.

                    If your policy is issued in a state that requires return of premium payments, any net premium payments received by us within ten days of the date the policy was issued will be held in the Money Market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated in your application. If the policy is returned for cancellation within the right-to-examine period, we will return the full amount of any premium payments made.

                    If your policy is issued in a state that provides for return of value, any net premium payments received before the end of the right-to-examine period will be allocated directly to the Sub-Accounts and the Fixed Account, if applicable, which you designated in your application. The owner bears the risk of a decline in Sub-Account values. If the policy is returned for cancellation within the right-to-examine period, we will return the policy value, plus any charges and fees, as of the date the cancelled policy is received at our Administrative Office.

                    INITIAL SPECIFIED AMOUNT

                    You will select the initial specified amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The initial specified amount is shown on the policy specifications page.

                    TRANSFERS

                    You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

                    Up to 12 transfer requests (a request may involve more than a single transfer) may be made in any policy year without charge. The Company reserves the right to charge $25 for each transfer request after the twelfth request per year.

                    We reserve the right to restrict transfers of a portion of the Fixed Account value to one or more Sub-Accounts to a period within 45 days following the policy anniversary. The transfer will be effective as of the next valuation period after your request is received by our Administrative Office. The amount of such transfer cannot exceed the greater of 20% of the greatest amount held in the Fixed Account value during the prior 5 years or $1,000.

                    Requests for transfers must be made in writing, or electronically, if you have previously authorized electronic transfers in writing.

                    Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 p.m. Eastern time on a business day will normally be effective that day.

                    LIMITS ON FREQUENT TRANSFERS

                    Your policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading can disrupt the management of a fund; increase trading and transaction costs and raise expenses; disrupt planned investment strategies; force unplanned portfolio turnover and adversely affect fund performance through asset swings that decrease the fund's ability to provide maximum investment return to all policy owners. Accordingly, organizations and individuals that use market-timing investment strategies and make frequent transfers should not purchase this policy.

                    We reserve the right to restrict, in our discretion and without prior notice, transfers initiated by a market-timing organization, individual or other party authorized to give transfer instructions on behalf of multiple policy owners. Such restrictions include:
                    1) not accepting transfer instructions from an agent acting on behalf of more than one policy owner; and
                    2) not accepting preauthorized transfer forms from
                       market-timers or other entities acting on behalf of more than one policy owner at a time.

                    We further reserve the right to impose, without prior notice, restrictions on any transfers that we determine will disadvantage or potentially hurt the rights or interests of other policy owners or harm the funds.

                    We will notify you in writing if we have restricted or refused any of your transfer requests.

                    AUTOMATIC REBALANCING

                    You may elect to participate in automatic rebalancing. There is currently no charge for this program.

                    Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application, until changed by the owner. If automatic rebalancing is elected, all net premium payments allocated to the Sub-Accounts will be subject to automatic rebalancing.

                    You may select automatic rebalancing on a quarterly, semi-annual or annual basis. Automatic rebalancing may be elected, terminated or the allocation may be changed at any time, by contacting our Administrative Office.

                    RIDERS

                    We may offer you riders to your policy from time to time. Riders may alter the benefits or charges in your policy, they may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict the terms of your policy, or of other riders in force. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.

                    TERM INSURANCE RIDER. The policy can be issued with a Term Insurance Rider as a portion of the total death benefit. The rider provides term life insurance on the life of the insured, which is annually renewable to attained age 100. This rider will continue in effect unless canceled by the owner. The amount of coverage provided under the rider's benefit amount varies from month to month.

                    The benefit amount of this rider is the target face amount minus the basic policy specified amount. Refer to your policy specifications for the benefit amount.

                    The cost of the rider is added to the monthly deductions, and is based on the insured's premium class, issue age and the number of policy years elapsed. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that policy year.

                    The rider's death benefit is included in the total death benefit paid under the policy.

                    SURRENDER BENEFIT ENHANCEMENT RIDER. The policy can be issued with a Surrender Benefit Enhancement Rider. This rider provides additional surrender value. This rider must be elected at application, may not be available on all policies, and is subject to underwriting criteria. There is no cost for this rider.

                    Under this rider, the full surrender value of the policy will equal:
                    1. the policy value on the date of surrender; less
                    2. the loan balance plus any accrued interest; plus
                    3. the surrender benefit enhancement ("SBE") benefit.

                    The surrender benefit enhancement benefit will equal:
                    1. the surrender benefit enhancement rate (SBE%); times
                    2. the term blend adjustment factor; times
                    3. the cumulative cash value enhancement premium.

                    The current ranges of the SBE% vary by policy year and by specific criteria of your policy:

                              POLICY YEAR          SBE%
                            ----------------    -----------
                                   1            6.0% - 11.0%
                                   2             3.0% - 9.0%
                                   3             1.0% - 7.0%
                                   4             0.5% - 5.0%
                                   5             0.0% - 4.0%
                                   6             0.0% - 2.0%
                                   7             0.0% - 1.0%
                            8 and thereafter            0.0%

                    The SBE% may be changed at any time, and will not exceed 15% in any policy year.

                    The term blend adjustment factor is equal to 1.0 unless a Term Insurance Rider is attached to this policy. If a Term Insurance Rider is attached to this policy, the term blend adjustment factor will equal

                - the minimum adjustment factor plus

                - (1 - the minimum         (basic policy
                 adjustment factor)   X   specified amount)
                                         -------------------
                                          target face amount

                    Refer to your policy specifications for the minimum adjustment factor.

                    The cumulative SBE premium is the sum of the SBE premium for all prior policy years, plus the SBE premium for the current policy year. During the first policy year, the sum of the SBE premium for all prior policy years is zero. The SBE premium for any policy year is the lesser of (a) and (b):
                    (a)the sum of premiums paid during the policy year; less
                       the sum of any partial surrenders during the policy year; or
                    (b)the target premium for the policy year; times
                       the ratio of the target face amount to the basic policy specified amount.

                    The enhanced surrender benefit amount is not paid if the surrender is the result of an exchange under Section 1035 of the Internal Revenue Code ("Code").

                    This rider otherwise terminates on the earliest of:

                - the death of the insured; or

                - the maturity date of this policy; or

                - the date this policy ends; or

                - the next monthly deduction day after we receive your written request to terminate this rider.

                    CHANGE OF INSURED RIDER. With this rider, you may name a new insured in place of the current insured. Underwriting and policy value requirements must be met. There is no separate charge for this rider. Policy charges applicable to the new insured may differ from charges applicable to the current insured. Exercising the Change of Insured Rider is a fully taxable event.

                    CONTINUATION OF COVERAGE

                    Coverage of this policy will continue to the maturity date if your surrender value is sufficient to cover each monthly deduction. The maturity date for this policy is the policy anniversary nearest the insured's 100th birthday. As of the maturity date, the death benefit will be equal to the surrender value.

                    PAID-UP NONFORFEITURE OPTION

                    You may elect, any time prior to the maturity date, to continue this policy as paid-up life insurance. The effective date of the paid-up insurance will be the monthly deduction day following the receipt of your written request at our Administrative Office. As of the effective date:

                - the specified amount will be the amount which the surrender value will purchase as a net single premium at the insured's then attained age, using the guaranteed interest and mortality basis of the original policy (this may not exceed the death benefit),

                - no further premium payments, monthly deductions, interest credits or changes in coverage may be made,

                - we will transfer the Separate Account value to the Fixed
                  Account value, and

                - all extra benefit riders will terminate.

                    COVERAGE BEYOND MATURITY

                    At any time prior to the maturity date of this policy, you may, by written request, elect to continue coverage beyond the maturity date. Any extra benefit riders will be terminated on the maturity date.

                    If elected, the following will apply:

                - we will transfer the value of the Separate Account to the
                  Fixed Account,

                - we will credit interest on the policy value,

                - where permitted by law we will continue to charge you monthly deductions, except we will not charge you any cost of insurance,

                - loan interest on any loans outstanding on the maturity date will continue to accrue,

                - the death benefit will be equal to the policy value and the death benefit proceeds will be the policy value less any indebtedness.

                    This provision is not available if you select the Paid-Up Non-Forfeiture Option. Also, the Paid-Up Non-Forfeiture Option will not be available when the coverage beyond maturity provision takes effect.

                    At this time, uncertainties exist about the tax treatment of the policy if it should continue beyond the maturity date. Therefore, you should consult your tax adviser before the policy becomes eligible for coverage beyond maturity.

                    TERMINATION OF COVERAGE

                    All policy coverage terminates on the earliest of:
                    1) surrender of the policy;
                    2) death of the insured;
                    3) failure to pay the necessary amount of premium to keep
                       your policy in force; or

                    4) the maturity date, unless coverage beyond maturity is
                       elected.

                    STATE REGULATION

                    The state in which your policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your policy. You should refer to your policy for these state specific features.

PREMIUMS

                    You may select and vary the frequency and the amount of premium payments and the allocation of net premium payments. After the initial premium payment is made there is no minimum premium required. Premiums may be paid anytime before the insured reaches age 100.

                    The initial premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two monthly deductions.

                    ALLOCATION OF NET PREMIUM PAYMENTS

                    Your net premium payment is the portion of a premium payment remaining, after deduction of the premium load. The net premium payment is available for allocation to the Sub-Accounts or the Fixed Account.

                    You first designate the allocation of net premium payments among the Sub-Accounts and Fixed Account on the application. Subsequent net premium payments will be allocated on the same basis unless we are instructed otherwise, in writing. You may change the allocation of net premium payments among the Sub-Accounts and Fixed Account at any time. The amount of net premium payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit net premium payments to your policy as of the end of the valuation period in which it is received at our Administrative Office. The end of the valuation period is 4:00 p.m. Eastern Time, unless the New York Stock Exchange closes earlier.

                    The valuation period is the time between valuation days. A valuation day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every valuation day.

                    PLANNED PREMIUMS; ADDITIONAL PREMIUMS

                    Planned premiums are the amount of periodic premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice. Premium payments may be billed annually, semi-annually, quarterly, or monthly.

                    In addition to any planned premium, you may make additional premium payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

                    You may increase planned premiums, or pay additional premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional premium payments.

                    We may require evidence of insurability if any payment of additional premium (including planned premium) would increase the difference between the death benefit and the accumulation value. If we are unwilling to accept the risk, your increase in premium will be refunded without interest.

                    We may decline any additional premium (including planned premium) or a portion of a premium that would cause total premium payments to exceed the limit for life insurance under federal tax laws. The excess amount of premium will be returned to you.

                    LIFE INSURANCE QUALIFICATION


                    A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under
                    Section 7702 of the Code. At the time of purchase, you may choose either the guideline premium test or the cash value accumulation test.



                    The guideline premium test limits the amount of premiums that may be paid into the policy in relation to the death benefit and requires a minimum amount of death benefit in relation to policy value. The death benefit that results from the guideline premium test is usually less than the amount of death benefit that results from the cash value accumulation test.



                    The cash value accumulation test does not limit the amount of premiums that may be paid into the policy, as long as there is enough death benefit in relation to policy value at all times. The minimum death benefit that is required in relation to policy value depends on the insured's age, gender, and risk classification.



                    Both tests require increases in death benefit as policy value increases. Increases in the minimum death benefit required under the cash value accumulation test are usually greater than those required under the guideline premium test. Increases in the death benefit required by either test will increase the cost of insurance under the policy, which can reduce policy value. Refer to your policy specifications page for the limits applicable to your policy.


                    Discuss this choice with your financial representative and tax adviser before purchasing the policy. Once your policy is issued, the qualification method cannot be changed.

                    POLICY VALUES

                    Policy value in a variable life insurance policy is also called the total account value.

                    The total account value equals the sum of the Fixed Account value, the Separate Account value, and the Loan Collateral Account value. At any point in time, the total account value reflects:

                       1)net premium payments made;

                       2)the amount of any partial surrenders;

                       3)any increases or decreases as a result of market
                         performance of the Sub-Accounts;

                       4)interest credited to the Fixed Account or the Loan
                         Collateral Account; and

                       5)all charges and fees deducted.

                    The Separate Account value, if any, is the portion of the total account value attributable to the Separate Account. This value is equal to the sum of the current values of all the Sub-Accounts in which you have invested.

                    A unit of measure used in the calculation of the value of each Sub-Account is the variable accumulation unit. It may increase or decrease from one valuation period to the next. The variable accumulation unit value for a Sub-Account for a valuation period is determined as follows:

                    1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund made during the valuation period; minus
                    2) the liabilities of the Sub-Account at the end of the
                       valuation period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and
                    3) the result of (1) minus (2) is divided by the number of variable accumulation units for that Sub-Account outstanding at the beginning of the valuation period.

                    In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

                    The daily charge imposed on a Sub-Account for any valuation period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the valuation period.

                    The Fixed Account value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or partial surrenders. We guarantee the Fixed Account value at an annual rate of 3%.

                    The Loan Collateral Account value, if any, reflects amounts held as collateral on any outstanding policy loans, including any interest charged on the loans. This amount is held in the Company's General Account. Amounts transferred to the Loan Collateral Account do not participate in the performance of the Sub-Accounts or the Fixed Account. We do not guarantee the Loan Collateral Account value. The Loan Collateral Account value will earn interest at an annual rate of 3%.

                    We will notify you of the current policy loan interest rate for this policy at the time a policy loan is taken. If the policy has a Loan Collateral Account value, we will notify you of any change in the interest rate before the new rate becomes effective.

                    The interest earned by the Loan Collateral Account value will be added to the Fixed Account value and the Separate Account value in the same proportion in which the loan amount was originally deducted from these values.

                    The "net" total account value is the total account value less the loan balance. It represents the net value of your policy and is the basis for calculating the surrender value.

                    We will tell you at least annually the total account value, the number of accumulation units credited to your policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the Loan Collateral Account value. We strongly suggest that you review your statements to determine whether additional premium payments may be necessary to avoid lapse of your policy.

DEATH BENEFITS

                    The death benefit proceeds is the amount payable to the beneficiary upon the death of the insured, based upon the death benefit option in effect. Loans, loan interest, and overdue charges, if any, are deducted from the death benefit proceeds prior to payment.

                    DEATH BENEFIT OPTIONS

                    Three different death benefit options are available. Regardless of which death benefit option you choose, the death benefit proceeds payable will be the greater of:

                    1) the amount determined by the death benefit option in
                       effect on the date of the death of the insured, or
                    2) a percentage of the total account value equal to that
                       required by the Internal Revenue Code to maintain the policy as a life insurance policy. This is also called the minimum required death benefit, and will vary depending on the life insurance qualification method you have chosen for your policy.

                    Death benefit proceeds under either calculation will be reduced by any loan balance plus any accrued interest, and any overdue deductions.

The following table provides more information about the death benefit options.

OPTION            DEATH BENEFIT PROCEEDS EQUAL TO THE                     VARIABILITY
  1     Specified amount, which includes the total account value  Generally provides a level
        as of the date of the insured's death.                    death benefit.
  2     Sum of the specified amount plus the total account value  May increase or decrease
        as of the date of the insured's death.                    over time, depending on the
                                                                  amount of premium paid and
                                                                  the investment performance
                                                                  of the underlying
                                                                  Sub-Accounts or the Fixed
                                                                  Account.
  3     Specified amount plus the accumulated premiums, less      Will generally increase,
        withdrawals (all premiums paid from the date of issue     depending on the amount of
        accumulated at the premium accumulation rate chosen by    premium paid.
        you before policy issue and shown in the policy
        specifications pages) as of the date of the insured's
        death.

                    If your policy includes a Term Insurance Rider, the target face amount replaces the specified amount in each of the death benefit options.

                    If for any reason the owner does not elect a particular death benefit option, Option 1 will apply until changed by the owner.

                    CHANGES TO THE INITIAL SPECIFIED AMOUNT AND DEATH BENEFIT OPTIONS

                    Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the specified amount. The minimum specified amount is $100,000.

                    The death benefit option may be changed by the owner, subject to our consent, as long as the policy is in force.

                    You must submit all requests for changes among death benefit options and changes in the specified amount in writing to our Administrative Office. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.

OPTION CHANGE                             IMPACT
   1 to 2      The new specified amount will equal the specified amount
               prior to the change minus the total account value at the
               time of the change.
   2 to 1      The new specified amount will equal the specified amount
               prior to the change plus the total account value at the time of the change.
   1 to 3      Changes from Option 1 to Option 3 are not allowed.
   3 to 1      The new specified amount will equal the specified amount
               prior to the change plus the lesser of the accumulated
               premiums or the total account value at the time of the
               change.
   2 to 3      Changes from Option 2 to Option 3 are not allowed.
   3 to 2      Changes from Option 3 to Option 2 are not allowed.

                    Any reductions in specified amount will be made against the initial specified amount and any later increase in the specified amount on a last in, first out basis. Changes in specified amount do not affect the premium load as a percentage of premium.

                    We may decline any request for change of the death benefit option or reduction of the specified amount if, after the change, the specified amount would be less than the minimum specified amount or would reduce the specified amount below the level required to maintain the policy as life insurance for purposes of federal income tax law.


                    Any change is effective on the first monthly deduction day on, or after, the date of approval of the request by Lincoln Life. If the monthly deduction amount would increase as a result of the change, the changes will be effective on the first monthly deduction day on which the total account value is equal to, or greater than, the monthly deduction amount.


                    DEATH BENEFIT PROCEEDS

                    Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

                    After receipt at our Administrative Office of proof of death of the insured, the death benefit proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the owner or the beneficiary. Payment of the death benefit proceeds may be delayed if your policy is contested or if Separate Account values cannot be determined.

POLICY SURRENDERS

                    You may surrender your policy at any time by sending us your policy along with a written request for surrender. If you surrender your policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.

                    The surrender value of your policy is the amount you can receive by surrendering the policy. This equals the total account value minus the loan balance including any accrued interest, plus any credit from the Surrender Benefit Enhancement Rider, if applicable. All or part of the surrender value may be applied to one or more of the settlement options.

                    Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of variable accumulation units. The cancellation of such units will be based on the variable accumulation unit value determined at the close of the valuation period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.

                    PARTIAL SURRENDER

                    You may make a partial surrender, withdrawing a portion of your policy values, anytime after the first policy year, while the policy is in force. You must request a partial surrender in writing. The total of all partial surrenders may not exceed 90% of the surrender value of your policy. We may limit partial surrenders to the extent necessary to meet the federal tax law requirements. Each partial surrender must be at least $500. Partial surrenders are subject to other limitations as described below.

                    Partial surrenders may reduce the total account value, the death benefit, and the specified amount. The amount of the partial surrender and our administrative fee will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of partial surrenders on the death benefit proceeds depends on the death benefit option in effect at the time of the partial surrender.

 DEATH BENEFIT
OPTION IN EFFECT                  IMPACT OF PARTIAL SURRENDER
       1          Will reduce the total account value, death benefit and the specified amount.
       2          Will reduce the total account value and the death benefit, but not the specified amount.
       3          Will reduce the total account value, death benefit and may reduce the specified amount.

                    Partial surrender proceeds will generally be paid within seven days of our receipt of your request.

POLICY LOANS

                    You may borrow against the surrender value of your policy. We reserve the right to limit the amount of your loan so that total policy indebtedness will not exceed 90% of an amount equal to the total account value minus the loan balance. A loan agreement must be executed and your policy assigned to us free of any other assignments. Outstanding policy loans and accrued interest reduce the policy's death benefit and total account value.


                    The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values and placed into the Loan Collateral Account, which is part of the Company's General Account. The policy's loan balance is the amount of total policy indebtedness (outstanding loans and interest) which accrues once it is transferred out of the Sub-Accounts and Fixed Account and into the Loan Collateral Account. Amounts transferred to the Loan Collateral Account do not participate in the investment experience of the Sub-Accounts. Loans, therefore, can affect the policy's death benefit and accumulation value whether or not they are repaid.

                    The amount of your loan, plus any due but unpaid interest, is added to your outstanding policy loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional policy loan, and added to the loan balance.

                    Your outstanding loan balance may be repaid at any time during the lifetime of the insured. The loan balance will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which net premium payments are currently allocated, unless you instruct otherwise.

                    If at any time the total indebtedness against your policy, including interest accrued but not due, equals or exceeds the then current total account value, the policy will terminate subject to the conditions in the grace period provision. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.

                    The annual loan interest rate we charge during any policy year is guaranteed not to exceed 4.25% in any policy year.

                    When you take a loan, we will tell you the current policy loan interest rate. We will tell you in advance of any interest rate change. You must pay interest on the anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a policy. Any unpaid interest is added to the loan and will be taken proportionally from the amount in each funding option.

                    The Loan Collateral Account will earn interest at an annual rate of 3%. The Loan Collateral Account value will earn interest at a lower rate than the policy loan interest rate. The difference between the rates will never exceed 1.25%.

LAPSE AND REINSTATEMENT

                    If at any time the total account value less the loan balance is insufficient to pay the monthly deduction, all policy coverage will terminate. This is referred to as policy lapse. The total account value less the loan balance may be insufficient:

                    1) because it has been exhausted by earlier deductions;

                    2) as a result of poor investment performance;

                    3) due to partial surrenders;

                    4) due to indebtedness for policy loans; or

                    5) because of a combination of any of these factors.

                    If we have not received your premium payment (or payment of indebtedness on policy loans) necessary so that the total account value less the loan balance of your policy is sufficient to pay the monthly deduction amount on a monthly deduction day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the premium payment (or payment of indebtedness on policy loans) that must be paid to avoid termination of your policy.

                    If the amount in the notice is not paid to us within the grace period, then the policy will terminate. The grace period is the later of (a) 61 days after the notice was mailed, and (b) 61 days after the monthly deduction day on which the monthly deduction could not be paid. If the insured dies during the grace period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the policy.

                    REINSTATEMENT OF A LAPSED POLICY

                    You can apply for reinstatement within five years after the date of lapse and before your policy's maturity date. To reinstate your policy we will require satisfactory evidence of insurability and an amount sufficient to pay for the current monthly deductions, plus two additional monthly deductions. If we approve your application for reinstatement, your policy will be reinstated on the monthly deduction day following our approval. The policy's total account value at reinstatement will be the net premium paid less the monthly deduction due that day. Any loan balance will not be reinstated.

TAX ISSUES

                    The federal income tax treatment of your policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the policy. You should always consult a tax adviser about the application of tax rules to your individual situation.

                    TAXATION OF LIFE INSURANCE CONTRACTS IN GENERAL

                    TAX STATUS OF THE POLICY. Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under one of two tests recognized by the Internal Revenue Code. The guideline premium test, which limits premiums paid, provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. The cash value accumulation test, which does not limit premiums paid, requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. Once your policy is issued, the qualification test cannot be changed. As a result, the death benefit payable will generally be excludable from the beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for federal income tax purposes.

                    INVESTMENTS IN THE SEPARATE ACCOUNT MUST BE DIVERSIFIED. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy premium payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

                    RESTRICTION ON INVESTMENT OPTIONS. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

                    NO GUARANTEES REGARDING TAX TREATMENT. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your policy.

                    TAX TREATMENT OF LIFE INSURANCE DEATH BENEFIT PROCEEDS. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.

                    TAX DEFERRAL DURING ACCUMULATION PERIOD. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the surrender value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "modified endowment contract" (a "MEC") for federal income tax purposes.

                    POLICIES WHICH ARE MECS

                    CHARACTERIZATION OF A POLICY AS A MEC. A modified endowment contract (MEC) is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by a "7-pay test", a test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven policy years following the last material change.

                    TAX TREATMENT OF WITHDRAWALS, LOANS, ASSIGNMENTS AND PLEDGES UNDER MECS. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

                    PENALTY TAXES PAYABLE ON WITHDRAWALS. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age
                    59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy).

                    SPECIAL RULES IF YOU OWN MORE THAN ONE MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.

                    POLICIES WHICH ARE NOT MECS

                    TAX TREATMENT OF WITHDRAWALS. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of premium payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

                    CERTAIN DISTRIBUTIONS REQUIRED BY THE TAX LAW IN THE FIRST 15 POLICY YEARS. Section 7702 places limitations on the amount of premium payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.

                    TAX TREATMENT OF LOANS. If your policy is not a MEC, a loan you receive under the policy is generally treated as your indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Collateral Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.

                    OTHER CONSIDERATIONS

                    INSURED LIVES PAST AGE 100. If the insured survives beyond the end of the mortality table used to measure charges the policy, which ends at age 100, we believe your policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.

                    COMPLIANCE WITH THE TAX LAW. We believe that the maximum amount of premium payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of premium payments, and, if the premium payments during a policy year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the federal tax definition of life insurance.

                    DISALLOWANCE OF INTEREST DEDUCTIONS. If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the beneficiary of a policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of an individual who is a 20-percent owner of the entity, or an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

                    FEDERAL INCOME TAX WITHHOLDING. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

                    CHANGES IN THE POLICY OR CHANGES IN THE LAW. Changing the owner, exchanging the policy, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

                    FAIR VALUE OF YOUR POLICY

                    It is sometimes necessary for tax and other reasons to determine the "fair value" of your policy. The fair value is measured differently for different purposes. It is not necessarily the same as the total account value or the total account value less the loan balance, although the amount of the total account value less the loan balance will typically be important in valuing your policy for this purpose. For some but not all purposes, the fair value may be the surrender value. The fair value may be impacted by developments other than the performance of the underlying investments. For example, without regard to any other factor, it increases as the insured grows older. Moreover, on the death of the insured, it tends to increase significantly. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair value of the policy if purchased for a particular purpose.

                    TAX STATUS OF LINCOLN LIFE

                    Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

                    In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a premium payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the appropriate regulator.

LEGAL PROCEEDINGS

                    Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for equitable relief.

                    After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, arising out of the proceedings described above will not have a material adverse effect on the financial position of Lincoln Life, the Separate Account or the Principal Underwriter.

FINANCIAL STATEMENTS

                    Financial statements of the Separate Account and consolidated financial statements of the Company are located in the SAI.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your policy may be found in the Statement of Additional Information (SAI).

                          TABLE OF CONTENTS OF THE SAI

GENERAL INFORMATION...................      2
  Lincoln Life........................      2
  Registration Statement..............      2
  Changes of Investment Policy........      2
  Principal Underwriter...............      3
  Disaster Plan.......................      3
  Advertising.........................      3
SERVICES..............................      3
  Fund Participation Agreements.......      3
  Distribution of Policies and
   Compensation.......................      3
  Independent Auditors................      4
  Accounting Services.................      4
  Transfer Agent......................      4

POLICY INFORMATION....................      4
  Assignment..........................      4
  Change of Ownership.................      5
  Beneficiary.........................      5
  Change of Plan......................      5
  Settlement Options..................      5
  Deferral of Payments................      6
  Incontestability....................      6
  Misstatement of Age.................      6
  Suicide.............................      6
FINANCIAL STATEMENTS..................      6
  Separate Account....................    C-1
  Company.............................    S-1
PERFORMANCE DATA......................    P-1

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 942-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained by writing the Public Reference Section, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

Lincoln Life Flexible Premium Variable Life Separate Account S
1933 Act Registration No. 333-104719
1940 Act Registration No. 811-09241

                               END OF PROSPECTUS